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                                                                    Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
The Cerplex Group, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                     KPMG PEAT MARWICK LLP


Orange County, California
October 15, 1997



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